                                                                    EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY FOR
                       RICHMONT MARKETING SPECIALISTS INC.

      This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Richmont Marketing Specialists Inc. (the "Issuer) made pursuant to the Prospectus, dated _____, 1999 (the "Prospectus"), if certificates for the outstanding 10 1/8% Series A Senior Subordinated Notes due 2007 of the Issuer (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Chase Bank of Texas, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

      Delivery To: The Chase Bank of Texas, National Association, Exchange Agent

                 By Mail or Hand Delivery or Overnight Courier:
                  The Chase Bank of Texas, National Association
                           2200 Ross Avenue, 5th Floor
                               Dallas, Texas 75201
                              Attention: __________

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                               [________________]

                              Confirm by Telephone:

                                  [__________]

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes
    Tendered:*

$____________________________________

Certificate Nos. (if available):

Total Principal Amount Represented by
    Old Notes Certificate(s):

$____________________________________

If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


Account Number_______________________

--------------------------------------------------------------------------------
      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X______________________________  ___________

X______________________________  ___________
   Signature(s) of Owner(s)         Date
   or Authorized Signatory

      Area Code and Telephone Number:_________________________

      Must be signed by the Holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):     ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

Capacity:    ___________________________________________________________________

Address(es): ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

----------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, an Eligible Institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program), hereby guarantees that the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

______________________________________  ________________________________________
            Name of Firm                          Authorized Signature

______________________________________  ________________________________________
              Address                                    Title

______________________________________  Name:___________________________________
             Zip Code                              (Please Type or Print)

Area Code and Tel. No.________________    Dated:________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.